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                                   SUPPLEMENT
                            DATED DECEMBER 20, 2007
                                     TO THE
                    MLIG VARIABLE INSURANCE TRUST PROSPECTUS
                    AND STATEMENT OF ADDITIONAL INFORMATION
                               DATED MAY 1, 2007

ROSZEL/MARSICO LARGE CAP GROWTH PORTFOLIO

On December 14, 2007, Marsico Capital Management, LLC ("MCM") completed a transaction in which it repurchased its shares from Bank of America Corporation (the "Transaction"). MCM is now an independently-owned investment management firm and is no longer a wholly-owned subsidiary of Bank of America Corporation. MCM will continue to serve as the manager of the Roszel/Marsico Large Cap Growth Portfolio (the "Portfolio"). The Transaction will not impact the management of the Portfolio in any way.

In the prospectus, under the heading "INVESTMENT MANAGEMENT" and under the subheading "Marsico Capital Management, LLC," the following phrase should be deleted from the information about Marsico:

"...and became a wholly-owned indirect subsidiary of Bank of America in January 2001."

In the Statement of Additional Information ("SAI"), on page 42, the following sentence should be deleted:

"Marsico Capital Management, LLC is an indirect wholly-owned subsidiary of Bank of America Corporation"


                                    *  *  *

Please retain this supplement with your Prospectus and SAI for future reference.